Exhibit 99.2 Corporate Presentation October 2025

Disclaimer and FLS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding Disc’s expectations with respect to its preclinical studies, clinical trials and research and development programs, in particular with respect to bitopertin, DISC-0974 and DISC-3405, and any developments or results in connection therewith; projected timelines for the initiation and completion of its clinical trials, anticipated timing of release of data, and other clinical activities; the registrational pathway for bitopertin, including the potential for accelerated approval, benefits of the CNPV and expected review period; anticipated discussions with regulatory agencies; ongoing preparations for the potential launch of bitopertin; the potential of Disc’s development programs in new indications; the market and potential opportunities for bitopertin, DISC-0974 and DISC-3405; and the time period over which Disc’s capital resources will be sufficient to fund its anticipated operations. The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” or the negative of these terms and other similar words or expressions that are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Disc’s current beliefs, expectations and assumptions regarding the future of Disc’s business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Disc may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and investors should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements as a result of a number of material risks and uncertainties including but not limited to: the adequacy of Disc’s capital to support its future operations and its ability to successfully initiate and complete clinical trials; the nature, strategy and focus of Disc; the difficulty in predicting the time and cost of development of Disc’s product candidates; Disc’s plans to research, develop and commercialize its current and future product candidates; the timing of initiation of Disc’s planned preclinical studies and clinical trials; the timing of the availability of data from Disc’s clinical trials; Disc’s ability to identify additional product candidates with significant commercial potential and to expand its pipeline in hematological diseases; the timing and anticipated results of Disc’s preclinical studies and clinical trials and the risk that the results of Disc’s preclinical studies and clinical trials may not be predictive of future results in connection with future studies or clinical trials and may not support further development and marketing approval; the content and timing of decisions made by the FDA and other regulatory authorities; and the other risks and uncertainties described in Disc’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of Disc’s Annual Report on Form 10-K for the year ended December 31, 2024, and in subsequent Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which it was made. None of Disc, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law.

Bitopertin, DISC-0974, and DISC-3405 are investigational agents and are not approved for use as therapies in any jurisdiction worldwide CONFIDENTIAL 3

Bitopertin selected for the FDA’s Commissioner’s National Priority Voucher (CNPV) Pilot Program New program announced June 2025 offering accelerated reviews for drug product applications that support US national interests FDA’s Stated Program Priorities Key Program Benefits • Addressing a US public health crisis • Faster review times (expected 1-2 months) • Enhanced communication throughout the process • Delivering more innovative cures for the American people • Multidisciplinary team-based evaluation • Addressing a large unmet medical need • Potential for accelerated approval if applicable • Onshoring drug development and manufacturing requirements are met • Increasing affordability • Maintains FDA’s rigorous safety and efficacy standards NDA Submitted* Anticipated Review Period Under CNPV Program September 29 1-2 months Disc is committed to ensuring access to bitopertin for patients as quickly as possible and is advancing commercial readiness activities to support potential launch of bitopertin on accelerated timeline, if approved *FDA acceptance of NDA submission expected on or before November 28; NDA=New Drug Application 4

Targeting Fundamental Pathways of Red Blood Cell Biology using Validated Mechanisms Iron and heme metabolism Iron are critical pathways in hematology with genetically- validated targets Key points of intervention across a wide range of diseases Heme Spectrum of Hematologic Diseases Addressable by Disc Portfolio Severe Rare (000s) Moderate Prevalence (100K+) Widely Prevalent (MMs) Diamond-Blackfan Erythropoietic Beta- Anemia of Myelodysplastic Sickle Cell Polycythemia Hereditary IBD CKD Anemia Porphyrias Thalassemia Myelofibrosis Syndromes Disease Vera Hemochromatosis Anemia Anemia Bold = ongoing Disc trial CONFIDENTIAL 5

By Targeting Heme and Iron, Disc’s Portfolio Can Address a Wide Range of Hematologic Disorders Increase Iron Restrict Iron Modulate Heme Hepcidin Hepcidin Synthesis Suppression Induction Bitopertin DISC-0974 DISC-3405 Lead Program (GlyT1 Inhibition) (Anti-HJV mAb) (Anti-TMPRSS6 mAb) (MOA) Diseases enabled by iron Range of Rare blood disorders Anemia of chronic diseases availability Indications Phase 2 Complete Phase 2 Phase 2 Development Confirmatory trial initiated Initial POC established POC study initiated Status 6

Disc's Hematology-Focused Pipeline

Multiple programs in development with pipeline-in-a-product potential

Portfolio	Program	Preclinical / Phase 1 / Phase 2 / Phase 3 / Confirmatory
Heme Biosynthesis Modulator	**Bitopertin†** GlyT1 Inhibitor Oral, once-daily	Erythropoietic Porphyrias (EPP and XLP) – *NDA Submitted; CNPV Received; Potential for Accelerated Approval; APOLLO study underway*
		Diamond-Blackfan Anemia – IIT
Hepcidin Suppression Increase Iron	**DISC-0974‡** Anti-HJV monoclonal antibody Subcutaneous, once-monthly	Anemia of Myelofibrosis (MF)
		Anemia of Inflammatory Bowel Disease (IBD) – *Phase 2 study initiation anticipated Q1 2026*
		Anemia of Non-Dialysis-Dependent Chronic Kidney Disease (CKD)
	DISC-0998‡ Anti-HJV monoclonal antibody Extended half-life	Anemia Associated with Inflammatory Diseases
Hepcidin Induction Restrict Iron	**DISC-3405*** Anti-TMPRSS6 Monoclonal antibody	Polycythemia Vera (PV) – *Phase 2 study initiated*
		Sickle Cell Disease (SCD) – *Phase 1b study initiation anticipated by end of year*

Iron Modulation

†Bitopertin in-licensed from Roche; ‡ DISC-0974 and DISC-0998 in-licensed from AbbVie; *DISC-3405 in-licensed from Mabwell (formerly MWTX-003);
CNPV = Commissioner's National Priority Voucher

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Projected Upcoming Milestones and Events

Multiple additional data catalysts anticipated in the next 18 months

Program	Indication	H1 2025	H2 2025	2026
Bitopertin Heme Synthesis Modulator	**Erythropoietic Porphyrias (EPP and XLP)**	✓ Feedback from Type C Meeting with FDA ✓ APOLLO Study initiated	✓ NDA Submission ✓ CNPV Received • NDA Filing Decision	Potential Approval (late '25 - early '26)
	Diamond-Blackfan Anemia (DBA)	• IIT ongoing →	→	
DISC-0974 Hepcidin Suppression	**Anemia of Myelofibrosis (MF)**		• Initial RALLY-MF Phase 2 Data	• Topline RALLY-MF Phase 2 Data
	Anemia of Inflammatory Bowel Disease (IBD)			• Phase 2 initiation
	Anemia of Chronic Kidney Disease (CKD)		• Phase 1b Multiple-Dose Data	• Next study*
DISC-3405 Hepcidin Induction	**Polycythemia Vera (PV)**	✓ Phase 2 Study Initiated		• Initial Phase 2 Data
	Sickle Cell Disease (SCD)		• Phase 1b Study Initiation	• Initial Phase 1b Data

*assessing options for the program based on full analysis of the data

Supported by a strong cash position with runway into 2028

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Bitopertin GlyT1 Inhibitor Heme Biosynthesis Modulation 9

Bitopertin: Investigational Oral, Selective GlyT1 Inhibitor In multiple clinical trials by Roche, bitopertin was observed to modulate heme biosynthesis by blocking uptake of glycine in erythrocytes +Succinyl ALAS CoA ALAD HMBS FECH Glycine ferrochelatase UROS Iron Critical and initiating precursor for heme UROD biosynthesis and is supplied by GlyT1 transporter CPO PPO Bitopertin Designed to block glycine Protoporphyrin Porphyrin Heme Hemoglobin uptake in RBCs by IX (PPIX) Synthesis inhibiting GlyT1 Heme Biosynthesis Pathway 10

Erythropoietic Protoporphyria (EPP) Rare, debilitating and lifelong condition characterized by extreme pain and damage to skin caused by light Genetic condition caused by defective heme biosynthesis – deficient enzyme ferrochelatase • Lifelong and presents in early childhood • Caused by accumulation of toxic metabolite PPIX • XLP, mechanistically similar disease, also PPIX-related Debilitating and potentially life-threatening • Skin: severe, disabling pain attacks (days), edema, burning • Hepatobiliary disease: gallstones, liver dysfunction or failure • Psychosocial well-being (fear, anxiety) and development No cure or disease-modifying treatment Image sources: Daily Mail Australia (2019); FDA Scientific Workshop on EPP (2016); Buonuomo et al. (2014) Arch Dis Child • Avoid sun / light, protective clothing, window tinting, Zn/Ti Oxide • One FDA-approved agent, afamelanotide, a surgically-implanted tanning agent Sources: Deybach et al (2009) Orphanet Journal of Rare Diseases; American Porphyria Foundation; Dickey et al (2021) Genet. Med. 11

The EPP patient population is well-defined, enabling an efficient commercial model Prevalence of EPP Patients in the US Distribution of EPP Treatment Centers Expansion ~ 20K Predicted Genetic Misdiagnosed or have not Prevalence of EPP sought treatment for EPP Growth Diagnosed EPP patients with lower ~ 14K degree of engagement with healthcare system INITIAL LAUNCH FOCUS Diagnosed EPP ~ 6K patients with recent or recurring claims Mapping diagnostic codes enables a targeted and efficient field force Source: Trinity Life Sciences; Komodo Claims Data (2016-2022) 12

Real world data confirm EPP has a significant impact on patients’ lives across multiple domains Psychosocial Concomitant Medication 56% have anxiety Skin and/or depression 57% 30% 19% <30 min. receive steroid treated get prescription treatment with narcotics Vitamin D sun exposure before symptoms Healthcare Utilization Hepatobiliary 34% 38% 32% Complications 34% have liver and/or inpatient stay in visit the ER have liver and/or biliary issues past 3 years each year biliary issues Source: Trinity Life Sciences; Komodo Claims Data (2016-2022); Balwani et al, JAMA Dermatology, 2017 13

Bitopertin: Potential Disease-Modifying Treatment

Designed to reduce disease-causing PPIX by limiting uptake of glycine into developing erythrocytes

EPP and XLP Patients
High PPIX Levels



Glycine
Heme
ALAS2
(+++)
FECH
Protoporphyrin IX ↑↑↑↑
ALAD
PPOX
HMBS
UROS
UROD
CPOX

Mutations result in reservoir of pathologically high levels of PPIX

Bitopertin Treatment
Designed to Reduce PPIX Levels



↓ Glycine
Heme
ALAS2
(+++)
FECH
↓ Protoporphyrin IX
ALAD
PPOX
HMBS
UROS
UROD
CPOX

Potential first disease-modifying treatment for EPP and XLP

Figures adapted from Halloy et al. (2021) Cell Chem Biol

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EPP Development Program

BEACON, AURORA, HELIOS, and APOLLO Studies

Phase 2 – *Completed*

BEACON

- **EPP and XLP**; N = 26 (22 adults, 4 adolescents)
- **Australia**
- **Open-label, randomized**, 24-week study

AURORA

- **EPP**; N = 75 adults
- **United States**
- **Double-blind, randomized, placebo-controlled,** 17-week study

Confirmatory – *Initiated*

APOLLO

- **EPP and XLP**; N = ~150 adults and adolescents
- **United States, Canada, Europe, and Australia**
- **Double-blind, randomized, placebo-controlled**, 6-month study

Open-label extension – *Ongoing*

HELIOS

- **EPP and XLP**; adults and adolescents
- **Open-label extension study** (>80% rollover from BEACON and AURORA)

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APOLLO Trial

Post marketing confirmatory trial required for US full approval

APOLLO

N Size	~150* patients across sites in the US, Canada, Europe, and Australia
Trial Duration	6-month treatment period; Expected to fully enroll within ~12 months
Trial Design	Randomized 1:1, double-blind, placebo-controlled
Trial Population	EPP and XLP patients ages 12+, stratified by baseline light tolerance and geography
Dose	60 mg
Co-primary Endpoints	• Average monthly total time in sunlight without pain between 10:00 and 18:00 during the last month of the 6-month treatment period • Percent change from baseline in whole blood metal-free PPIX after 6 months of treatment
Additional Endpoints	• Occurrence of phototoxic reactions • Patient global impression of change (PGIC) • Cumulative total pain-free time in sunlight • Time to prodrome • Safety and tolerability

*Subject to blinded sample size recalculation; XLP=X-linked protoporphyria

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Diff vs Placebo in Pain-Free Sunlight Exposure (hr) Summary of AURORA Results Bitopertin 60 mg Significant reductions in PPIX PPIX Change: Bitopertin 60 mg Sunlight Exposure: Bitopertin 60 mg 40% reduction vs baseline 12 0 Time-dependent, improvements in pain- -10 8 free time in sunlight vs placebo -20 2x more light time vs baseline 4 -30 Significant 75% reduction in rate of 0 phototoxic reactions vs placebo -40 Phototoxic reaction-free in last 60 days -4 -50 0 2 4 6 8 10 12 14 16 Significant improvement in PGIC Study Week vs placebo Phototoxic Reactions 86% reported EPP was ‘much better’ Placebo Bitopertin 60 mg Clear association between PPIX reduction and clinical endpoints = Phototoxic Reaction = 2 Phototoxic Reactions 17 % Change in WB PPIX

Summary of BEACON Results Consistent with AURORA data, with similar results in adults and adolescents Tertiles of PPIX Change Adolescents (n=4) Adults (n=22) 0 PPIX Decreased PPIX Increased -20 Light Tolerance Tertile 3 Tertile 2 Tertile 1 Measure (-43% to (-53% to (-98% to (Mean ± SD) 25%) -43%) -53%) -40 145.6 ± 190.5 ± 262.1 ± Cumulative total time in sunlight without pain (hr) 99.5 111.6 160.6 -60 Average time in sunlight 15 29 43 71 113 155169 0.86 ± 0.6 1.1 ± 0.7 1.6 ± 1.0 without pain (hr) Study Day Phototoxic Reactions Change from baseline in 96.0 ± 165.5 ± 85.3 ± 78.8 Bitopertin 60 mg time to prodrome (min) 109.0 128.8 Compared to 16 reactions in the 4-week baseline period (92% reduction) PPIX reduction associated with significant reduction in PPIX reduction associated with significant phototoxic reactions from baseline improvement in pain-free time in sunlight 18 Mean Change in PPIX (%)

Summary of HELIOS Initial Results Favorable long-term efficacy and safety Sustained reductions in PPIX with continued bitopertin treatment All patients on bitopertin 40 End of AURORA Greater PPIX decreases in participants who received 60 mg bitopertin continuously 20 Continued treatment with 60 mg bitopertin 0 reduced ALT, a marker of liver function -20 Nearly all participants reported substantial improvements in QOL measures through -40 week 24 of HELIOS -60 Bitopertin exhibited favorable longer-term -80 safety profile (up to 2+ years exposure) 29 71 121 177 233 289 Study Day Safety profile similar across adults and Bitopertin-Bitopertin (n=75) Placebo-Bitopertin (n=24) adolescents with EPP or XLP Bitopertin 60 mg-Bitopertin 60 mg (n=14) 19 % Change WB Metal-Free PPIX Mean ± SE

Bitopertin Next Steps Collaborate with FDA throughout their review Accelerate activities to support a potential US approval and launch in late 2025 or early 2026 Drive enrollment of ongoing APOLLO confirmatory trial ongoing in US and Europe Disc is committed to ensuring access to bitopertin for patients as quickly as possible upon approval, if granted EPP=Erythropoietic protoporphyria; PPIX=Protoporphyrin IX; NDA=New Drug Application 20

Bitopertin in Diamond Blackfan Anemia By slowing the influx of glycine, bitopertin lowers heme production, reducing the amount of excess heme and preventing cell death Less Heme Hemoglobin Slower Globin Production Glycine Critical and initiating precursor Complete for heme biosynthesis and is supplied by GlyT1 transporter Maturation Primary human marrow in erythroid differentiation cultures treated Rpl11 haploinsufficient mice were treated with 100 ppm bitopertin with 10 ng/ml bitopertin for 7 days in chow (20 mg/kg/d) for 8 weeks RBC HGB HCT Fold over control CD71+ expansion 1.5 Control 15 18 150 Control mice 60 Bitopertin +/- Rpl11 mice 16 10 100 1.0 14 40 5 50 12 0 10 20 0.5 0 Bitopertin Bitopertin Bitopertin Normal DBA - + - + - + - + - + - + Normal DBA Phase 2 trial is underway – sponsored by NIH 21 relative expansion % of control M/µL g/dL %

Multiple Additional Potential Applications of Bitopertin Inhibiting heme synthesis with bitopertin has potential to address a wide range of hematologic diseases + Succinyl + Iron + Globin CoA Mature red blood Porphyrins Heme Hemoglobin Glycine cells (RBCs) Porphyrin Toxicity Heme Toxicity Globin Toxicity Excess RBCs Erythropoietic Protoporphyria Diamond-Blackfan Anemia Beta-Thalassemia Polycythemia Vera X-Linked Protoporphyria Myelodysplastic Syndromes Sickle Cell Disease Congenital Erythropoietic Porphyria Hepatic Porphyrias bold (trial ongoing) 22

Hepcidin Modulation Iron Homeostasis 23

Iron is Fundamental to RBC Biology Hepcidin is a regulatory hormone that plays a central role in iron metabolism and homeostasis Induced by Inflammation Hepcidin Gatekeeper Function: Blocks iron absorption and recycling GI Tract Spleen Iron Intake Iron Storage RBC Production in Bone Marrow 24

Hepcidin is a Therapeutic Target for Diseases Dysregulated hepcidin drives a wide range of hematologic diseases High Hepcidin Low Hepcidin Normal Hepcidin Regulated erythropoiesis Restricted Iron Iron Overload Anemias of Inflammatory Disease Iron Overload and Excess Red Blood Cell Disorders Regulated iron • Myelofibrosis • Polycythemia Vera • Chronic Kidney Disease • Sickle Cell Disease • Autoimmune / Inflammatory Disorders • Hereditary Hemochromatosis DISC-0974 (anti-HJV mAb) DISC-3405 (anti-TMPRSS6 mAb) Reduce Hepcidin / Increase Iron Induce Hepcidin / Restrict Iron 25

DISC-0974 Anti-HJV mAb Hepcidin Suppression 26

DISC-0974: Novel Anti-HJV mAb to Suppress Hepcidin Designed to enhance iron availability to address a wide range of hematologic disorders Enables Reduces Increases RBC Hepcidin Iron Production Inhibits endogenous Releases iron stores Potential to treat production of hepcidin Enables GI absorption wide range of anemias 27

Significant Opportunity in Anemia of Inflammation Numerous chronic diseases associated with anemia from high hepcidin nd Est. % • Anemia of inflammation is the 2 Anemia Types US Prev. Anemic most common form of anemia Myelofibrosis (MF) 25K 87% • Estimated 40% of all anemias are Chronic Kidney Disease (CKD) 37 MM 17-50% driven by or have an inflammatory component Inflammatory Bowel Disease 1.6 MM 25-35% • Hepcidin is up-regulated and Anemia of Cancer 17 MM 35-80% correlates with anemia, driven by inflammation Systemic Lupus Erythematosus 210K 50% Bold = ongoing Disc trial Sources: Weiss (2019); Maccio (2014); Barraco (2016); Lupus Foundation; Stauffer (2014); Filmann (2014); Koutroubakis (2015); Crohn’s and Colitis Foundation 28

Targeting Hemojuvelin (HJV) to Suppress Hepcidin Critical and specific target for hepcidin expression Inhibiting Hemojuvelin (HJV) Prevents Hepcidin Expression and Increases Iron • Genetic validation in patients with Juvenile Hemochromatosis (lower hepcidin and elevated iron levels) • Loss-of-function mutations in HJV are phenotypically indistinguishable from mutations in HAMP (hepcidin) gene • Functionally specific to hepcidin / iron • Tissue specific expression primarily in the liver Sources: Finberg et al, (2010) Blood; Zhang et al, (2010) J Biol Chem 29

Phase 1 SAD Trial in Healthy Volunteers Established proof-of-mechanism based on hepcidin and iron parameters DISC-0974 Reduced Hepcidin DISC-0974 Increased TSAT Trial Design Production • Single-ascending dose in ≥32 healthy volunteers • Key outcome measures: • Safety and PK • Hepcidin level, serum iron level, % TSAT • Dose escalation until TSAT > 40% 56 mg pharmacodynamic activity improved key clinical parameters (> 1g/dL Hgb) for at least 2 weeks § 56 mg SC • Dose levels: 7 mg dose (IV); 14, 28 o Placebo and 56 mg doses (SC) Safety profile was consistent with selective target biology and preclinical studies; no serious or AEs > Grade 1 30 TSAT = transferrin saturation; IV = intravenous; SC = subcutaneous

DISC-0974 Development Strategy Ph 1b / 2 in MF or MDS Patients with Transfusion- Dependent and Non-Transfusion Dependent Anemia – Assessing safety, PK, Ongoing hepcidin, iron, Established initial POC in MF hemoglobin and Initiated POC study in CKD transfusion burden (MF Ph 1b / 2a in CKD Patients with Anemia and MDS) and others (Non-Dialysis Dependent) – Ongoing Phase 2 in IBD Patients with Anemia – Planned for Q1 Established POM in 2026 Healthy Volunteers Expansion in Other Forms of Anemia of Inflammation CKD = chronic kidney disease; MDS = myelodysplastic syndrome; MF = myelofibrosis; POC = proof of concept; POM = proof of mechanism 31

Hepcidin is a Key Driver of Myelofibrosis (MF) Anemia

Anemia is severe and prevalent in MF and can limit treatment

Anemia of MF



Est. # Patients

- 25,000 patients (US)
- ~87% are anemic; severe and require transfusion

Etiology of Anemia

- High hepcidin from inflammation
- JAK inhibitors worsen anemia; loss of marrow function

Unmet Medical Needs

- Severe and difficult to treat; high transfusion burden
- No approved or effective anemia therapy
- Anemia limits optimal JAK inhibitor treatment

Hepcidin Levels are Elevated in MF
~ 12× higher than control and associated with severity of anemia and transfusion burden


6.5
6
5.5
5
4.5
4
3.5
Hepcidin logscale
MF Patients
Median 156,279 pg/mL
Hepcidin levels are 12× higher in MF patients (p<0.0001)
Control Group
Median 13,449 pg/mL
High
Intermediate-2
Intermediate-1
Low
Myelofibrosis Risk Score

Source: Pardanani et al (2013) Am. J. Hematol

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DISC-0974 Anemia of MF Phase 1b Study overview – enrollment data as of October 17, 2024 Screening Treatment Period Optional Continuation (28 Days) (6 months) (Up to 2 years) Screen Baseline D1 D2 D8 D15 D22 D29 D43 D57 D71 85 D113 D141 D169/EOS Q28 Day/EOS 14 mg 28 mg 50 mg 75 mg 100 mg Overall Treated, N 1 7 12 9 6 35 Completed study, N (%) 1 (100) 6 (86) 12 (100) 8 (89) 5 (83) 32 (91) * Subjects with early withdrawal (N) 0 1 0 0 1 2 Participating in continuation, N (%) 0 2 (29) 10 (83) 8 (89) 4 (67) 24 (69) Concomitant JAK inhibitor, N (%) 0 4 (57) 6 (50) 2 (22) 1 (17) 13 (37) Baseline hepcidin, median (min, max), ng/mL 48 93 (21, 171) 90 (9, 156) 47 (23, 188) 64 (12, 375) 69 (9, 375) Baseline hemoglobin, median (min, max), g/dL 8.2 8.4 (6.7, 9.3) 8.4 (5.5, 10) 8.8 (6.7, 9.9) 8.3 (5.5, 9) 8.4 (5.5, 10) Study Endpoints Primary: Safety and tolerability; Secondary: Hematologic response, pharmacodynamic markers of mechanism engagement *Reason for early withdrawal: Physician decision due to inadequate response (n=2) 33 Source: ASH DISC-0974 MF Presentation

DISC-0974 Anemia of MF Phase 1b Results Pharmacodynamics DISC-0974 demonstrated consistent decreases in hepcidin and increases in serum iron across patients Iron mobilization translated to increased reticulocyte hemoglobin and hemoglobin from baseline Serum Hepcidin Serum Iron Reticulocyte Hemoglobin Hemoglobin 28 mg 50 mg 75 mg 100 mg Source: ASH DISC-0974 MF Presentation 34

DISC-0974 Anemia of MF Phase 1b Results Hematologic response: 14, 28, 50, 75, and 100 mg Substantial reductions in hepcidin and increases in iron levels translating to hematologic response Positive impact on clinically meaningful measures of anemia across a broad range of MF patients nTD Patients TD Low Patients TD High Patients n=22 n=5 n=5 Any Hgb ≥1.5 g/dL 68% Overall response 60% During the Overall response 100% treatment period ≥50% reduction ≥50% reduction in transfusion in transfusion Overall response 59% requirement requirement Mean Hgb ↑ ≥1 g/dL for ≥12 weeks Major response 80% Major response 40% Major response 50% TI ≥16 weeks TI ≥12 weeks Mean Hgb ↑ ≥1.5 g/dL for ≥12 weeks 0 20 40 60 80 100 0 20 40 60 80 0 20 40 60 80 % Responders % of Responders % Responders Safety: DISC-0974 demonstrated acceptable safety and tolerability at all evaluated dose levels; most adverse events were deemed not related to DISC-0974, and all adverse events assessed as treatment-related were Grade 1 or 2 nTD: Hemoglobin <10 g/dL and 0 RBC units transfused over 12 weeks at baseline; TD Low: 1-2 RBC units transfused over 12 weeks at baseline; TD High: 3-12 RBC units transfused over 12 weeks at baseline 35

DISC-0974 Anemia of MF Phase 1b Results Hematologic response with concomitant JAKi therapy (n=13) nTD Response (n=9) TD High Response (n=4) Any Hgb ≥1.5 g/dL 78% Overall response 50% ≥50% reduction in During the treatment transfusion period requirement Major response 67% Major response 25% Mean Hgb ↑ ≥1.5 g/dL TI ≥12 weeks for ≥12 weeks 0 20 40 60 80 0 20 40 60 % Responders % Responders Overall, 54% of participants receiving concomitant JAKi therapy achieved a major hematologic response Source: ASH DISC-0974 MF Presentation 36

DISC-0974 Anemia of MF Phase 1b Results Biomarker analysis – major responders vs non-major responders Sustained hepcidin suppression and iron mobilization, consistent with mechanism and previous results Also showed sustained reduction in Zinc PPIX, a measure of iron restricted hemoglobin production Serum Hepcidin Serum Iron Zinc PPIX 300 10 100 Major response No major response 250 0 75 200 -10 50 150 -20 100 -30 25 50 -40 LLD 0 0 -50 0 29 57 85 113 141 169 0 29 57 85 113 141 169 0 8 29 57 113 169 Study Day Study Day Study Day Other measures: Major responders treated with DISC-0974 also experienced a 43% and 29% reduction from baseline at Day 113 in erythropoietin and ferritin, respectively Includes participants dosed at 28-100 mg. Excludes 2 TD High participants considered not evaluable due incomplete data entry at time of data cut. LLD = lower limit of detection. No major response includes participants achieving either minor or no hematologic response. 37 Serum Hepcidin, ng/mL Mean ± SEM Serum Iron, μg/dL Mean ± SEM % Δ ZnPPIX, μmol/L Mean ± SEM

DISC-0974 Anemia of MF Phase 1b Results Durability of hematologic response – major responders vs non-major responders Anemia response is durable in continuation phase for major responders No nTD or TD Low major responders received a transfusion during continuation phase Hemoglobin Change from Baseline Hemoglobin Change from Baseline nTD Participants TD Low Participants Optional Optional 5 3 continuation continuation 4 2 3 2 1 1 0 0 Major response Major response -1 No Major response No Major response -1 -2 0 29 57 85 113 141 169 197 225 253 281 0 29 57 85 113 141 169 197 225 253 281 Study Day Study Day N N 11 11 11 11 11 11 10 8 6 6 4 4 4 4 4 4 4 4 4 4 4 4 11 11 11 11 10 10 10 5 4 4 3 1 1 1 1 1 1 - - - - - TD High Participants: 1 of 2 participants with major response entered continuation phase and remained transfusion independent at Day 225 with follow-up ongoing Includes participants dosed at 28-100 mg. No major response includes participants achieving either minor or no hematologic response CONFIDENTIAL 38 Change in Hemoglobin, g/dL Δ Hemoglobin, g/dL Mean +/- SEM Mean ± SEM Change in Hemoglobin, g/dL Δ Hemoglobin, g/dL Mean +/- SEM Mean ± SEM

DISC-0974 Anemia of MF Phase 1b Results

Safety

Preferred Term	28 mg (n=7)	50 mg (n=12)	75 mg (n=9)	100 mg (n=6)	Overall (n=35)
Any TEAE	6 (85.7)	12 (100)	8 (88.9)	6 (100)	32 (94.1)
Related AE	4 (57.1)	6 (50)	5 (55.6)	1 (16.7)	16 (47.1)
SAE	1 (14.3)	2 (16.7)	0	1 (16.7)	4 (11.8)
Common TEAEs in ≥5 participants					
Diarrhea	3 (42.9)	5 (41.7)	5 (55.6)	1 (16.7)	14 (41.2)
Nausea	2 (28.6)	2 (16.7)	2 (22.2)	2 (33.3)	8 (23.5)
Vomiting	1 (14.3)	2 (16.7)	0	3 (50.0)	6 (17.6)
Constipation	0	4 (33.3)	1 (11.1)	0	5 (14.7)
Fatigue	3 (42.9)	3 (25.0)	1 (11.1)	3 (50.0)	10 (29.4)
Lymphocyte count decreased	1 (14.3)	2 (16.7)	2 (22.2)	1 (16.7)	6 (17.6)
Dizziness	0	2 (16.7)	2 (22.2)	3 (50.0)	7 (20.6)
Headache	1 (14.3)	1 (8.3)	1 (11.1)	2 (33.3)	5 (14.7)
Dyspnea	0	1 (8.3)	2 (22.2)	2 (33.3)	5 (14.7)
Hyperhidrosis	1 (14.3)	1 (8.3)	1 (11.1)	2 (33.3)	5 (14.7)
Anemia	5 (71.4)	4 (33.3)	0	0	9 (26.5)
Hypertension	0	3 (25.0)	3 (33.3)	0	6 (17.6)

No TEAEs were reported at the 14 mg dose level. Related AEs occurring in ≥2 participants: diarrhea (n=6); SAEs: arthralgia, cellulitis related to cat scratch, cellulitis related to cat bite, and kidney infection; ≥Grade 3 AEs: anemia, lymphocyte count decreased, platelets decreased, cellulitis, kidney infection (same as SAE), muscular weakness, and headache.; Source: ASH DISC-0974 MF Presentation

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DISC-0974 in Combination Regimens Wild-type mouse models Mouse analog: Mouse analog: Mouse analog: DISC-0974 + ruxolitinib DISC-0974 + ESA DISC-0974 + luspatercept 80 60 80 *** *** Target *** *** 60 60 40 Engagement 40 40 ↓ Hepcidin 20 20 ↑ Serum Iron 20 0 0 0 160 200 200 *** *** 140 Hematologic Improvement 150 150 120 ↑ Hemoglobin 100 100 100 Vehicle DBIO-100 (20 mg/kg)-QW Ruxolitinib (90 Ruxolitinib (90 mg/kg)-BID 40 mg/kg)-BID +DBIO-100 (20 mg/kg)-QW 40 Serum Iron (μmol/L) HGB (g/L) HGB (g/L) Serum Iron (umol/L) HGB (g/L) Serum Iron (umol/L)

RALLY-MF: Phase 2 Study Overview

RALLY MF

Study Population

- N = ~90 (30 per cohort)
  - 12 patients carried over from Phase 1b*
- Adult patients with MF and anemia
  - Hgb <10 g/dL on ≥3 assessments over 12 weeks, or
  - 1 or more PRBC units transfused in 12 weeks
- Severity: DIPSS INT-1/High
- ± JAK inhibitor permitted

Design

Screening (28 Days) → **Treatment Period** (6 Cycles q28 Days) → **Follow-Up** (28 Days) → **Continuation Treatment** (q28 Days – optional)

Open-Label, 3 cohorts

- nTD: N=30*
- TD Low: N=30*
- TD High: N=30*

Exploratory cohort (Fully enrolled)

- momelotinib/pacritinib nTD, TD Low, or TD High; N=10

Update: Protocol amendment to include momelotinib/pacritinib patients (in addition to ruxolitinib/fedratinib) in main cohorts due to success of exploratory cohort

Key endpoints:

- Anemia response defined by cohort (TI, transfusion burden reduction, Hgb change)
- Iron, hepcidin, hematologic parameters
- FACIT fatigue score

Phase 2 Dosing: 50 mg, SC, q28 days

*Patients carried over from Phase 1b: nTD n=8, TD (Low + High) n=4. DIPSS = Dynamic International Prognostic Scoring System; FACIT = Functional Assessment of Chronic Illness Therapy; Hgb = hemoglobin; PRBC = packed red blood cells; TI = transfusion independent

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MF Anemia Opportunity

Anemia remains a high unmet need within an established field

~22K US addressable MF patients with anemia

Severe Condition	Clear Unmet Need	Well-Characterized Market	Differentiated Product
Progressive in nature, with significant impact on prognosis and QoL	HCPs and patients recognize importance of treating anemia and lack of effective options	MF expert network and treatment pathway are well-established	Aiming to address anemia in any patient on any MF treatment regimen

“*Anemia is a prevalent, severe, and prognostic manifestation of myelofibrosis…we need additional and better therapies”*

- KOL, Disc Medicine MF Anemia KOL Day

“*There is a dramatic need for this agent…an agent like this can help us maximize [anemia benefit and JAK inhibition] no matter what JAK inhibitor is used”*

- KOL, Disc Medicine MF Anemia KOL Day

HCP = healthcare providers; QoL = quality of life

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Hepcidin is a Key Driver of CKD Anemia

Pervasive issue that is currently highly under-treated

Anemia of CKD



Est. # Patients
- 5 to 6 million anemic NDD-CKD patients in the US alone

Etiology of Anemia
- High hepcidin from inflammation & poor renal clearance
- Compromised erythropoietin production

Unmet Medical Needs
- Majority patients untreated or under-treated
- ESAs restricted due to safety and black box
- Mean Hb 9.3 g/dL in patients initiating dialysis

Hepcidin Levels Elevated in CKD Patients
~20x higher than healthy subjects and increases with disease severity



*P < 0.001 vs. healthy
Hepcidin-25 (µg/L)
1000
10
0.1
0.001
3.0 ± 0.5
60.4 ± 6.1*
Healthy Subjects
CKD Patients

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Sources: Troutt et al. (2013), J Clin Lab Analy; Sheetz et al. (2019) Br J Clin Pharmacol. (2019); *from third party; NDD: Non-Dialysis Dependent; DD: Dialysis Dependent
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DISC-0974 Improved Anemia in Model of CKD Rat Model of Adenine Diet-Induced CKD DISC-0974 Reduced DISC-0974 Increased DISC-0974 Increased Hepcidin Expression Serum Iron Hemoglobin Levels Serum Iron HGB 80 80 14 14 2.0 2.0 1.7 g/dL vs. Vehicle 13 13 60 60 1. 1.5 5 12 12 40 40 11 11 1. 1.0 0 10 10 20 20 0.5 0.5 9 9 0.04 0 8 0 8 0 10 20 30 40 0 10 20 30 40 0 10 20 30 40 0 10 20 30 40 0.0 0.0 Days Days Days Days 0.75% Adenine 0.75% Adenine Red: 0.75% Adenine + DISC-0974 (20 mg/kg) Red: 0.75% Adenine + DISC-0974 (20 mg/kg) + Vehicle + DISC-0974 Blue: 0.75% Adenine + Vehicle Blue: 0.75% Adenine + Vehicle 44 F old E xpression (normalized to vehicle control) ( ) umol/L umol/L g/dL g/dL

DISC-0974 Anemia of NDD-CKD: Hepcidin, Iron, and Hgb 28 mg, 40 mg, and 60 mg SAD cohorts (ASN 2024) Substantial, durable, dose-dependent reduction in hepcidin and sustained increase in TSAT from baseline Serum Hepcidin Serum TSAT Reticulocyte Hemoglobin Hemoglobin Maximal Change in Hemoglobin +0.7 g/dL 2 +0.8 g/dL +0.3 g/dL +0.2 g/dL 1 0 -1 Placebo 28 mg 40 mg 60 mg Cohort Safety: DISC-0974 demonstrated acceptable safety and tolerability at all evaluated dose levels; the majority of adverse events were deemed not related to DISC-0974, and all adverse events assessed as treatment-related were Grade 1 or 2 § In recently completed Phase 1b study including multiple dose cohorts, DISC-0974 was generally well-tolerated with substantial decreases in hepcidin, increases in iron, and improvements in markers of erythropoiesis; meaningful hemoglobin increases in only a subset of patients, in part driven by those with higher baseline EPO § Full data to be shared at upcoming 2025 ASN Kidney Week; assessing options for the program based on full analysis of the data 45 EPO = erythropoietin SAD Cohorts g/dL

DISC-0974 in Other Anemias of Inflammation Inflammatory bowel disease mouse model Mouse analog of DISC-0974 supressed hepcidin, increased serum iron, and increased hemoglobin in anemic IBD mice Treatment also demonstrated disease-modifying and anti-inflammatory effects Target Engagement Hematologic Improvement IBD Disease Modification 300 15 8 Serum RBC Disease 200 6 Hepcidin 10 Count Activity 4 100 5 2 0 0 0 Days 60 200 15 WBC Serum Hgb 150 Count Iron 40 10 100 20 5 50 0 0 Plan to initiate a Phase 2 study in patients with IBD and anemia in 2026 46 DAI Score = Disease Activity Index Serum Iron (μmol/L) Hepcidin (ng/mL HGB (g/L) RBC (10^12/L) WBC (10^9/L) DAI Score

DISC-3405 Anti-TMPRSS6 mAb Hepcidin Induction 47

Anti-TMPRSS6 mAb Induces Hepcidin Designed to limit iron levels with potential to address a wide range of hematologic disorders Limits Modulates Increases Iron RBC Hepcidin Availability Production Enables Endogenous Promotes Iron Restriction Erythrocytosis (PV) Production of Hepcidin Decreases GI Absorption Ineffective Erythropoiesis Iron Overload 48

Targeting TMPRSS6 to Increase Hepcidin Potent, specific target controls endogenous hepcidin production Inhibiting TMPRSS6 with an Antibody Enables TMPRSS6 Hepcidin Production to Suppress Iron • Genetic validation in patients with IRIDA (Iron- Refractory Iron Deficiency Anemia) TMPRSS6 selectively degrades HJV • LOF TMPRSS6 mutation increases hepcidin and reduces iron availability • Functionally specific to hepcidin / iron • Tissue specific expression primarily in the liver 49

DISC-3405 Effects in Non-Human Primates

Resulted in deep and sustained suppression of serum iron levels

Single dose of DISC-3405 resulted in ~ 70% suppression of serum iron lasting 3 weeks



30 mg/kg
30 mg/kg
150 mg/kg
150 mg/kg
Serum Iron (µmol/L)
25
20
15
10
5
0
0
10
20
30
40
50
Time (days)

- Potent PD effects observed across multiple preclinical studies consistent with TMPRSS6 inhibition
  - Hepcidin: 3-4 fold induction
  - Serum iron: ~60-70% suppression
- DISC-3405 demonstrated excellent safety profile in non-clinical GLP safety studies

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Chen B. et al Blood (2021) 138 (Supplement 1): 941, ASH 2021 Annual Meeting

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DISC-3405 in Beta Thalassemia and Polycythemia Vera Significant effects on hallmarks of disease Th3/+ V617F Hbb Model of Beta-Thalassemia Jak2 model of Polycythemia Vera ↑ Hepcidin ↓ Spleen ↑ Hepcidin ↓ RBC ↓ Iron ↓ Hematocrit Production Weight Production Production Chen B. et al Blood (2021) 138 (Supplement 1): 941, ASH 2021 Annual Meeting; HbbTh3/+ mice were treated with the lead anti-TMPRSS6 antibody at 10 mg/kg IP for 4 weeks; Chen B. et al, ASH 2023 Annual Meeting; JAK2V617F mice were treated with anti-TMPRSS6 mAb MWTx-003 at 2, 5, or 10 mg/kg IP every 4 days for 3 weeks 51

Iron Restriction in Sickle Cell Disease Potential for iron restriction through inhibition of TMPRSS6 to benefit SCD by reducing HbS concentration Growing Body of Evidence for Iron Restriction DISC-3405 in a Townes Model for Disease Modification in Sickle Cell Disease • 3 and 10 mg/kg IP weekly for 8 weeks • Reduced HbS concentration • Improved markers of inflammation • Improved markers of hemolysis 52

DISC-3405 Development Plans Advancing program into POC studies with Phase 2 polycythemia vera and planned Phase 1b sickle cell disease initiation anticipated by year end Phase 2 Proof-of-Concept Study in Polycythemia Vera • Strong proof of therapeutic hypothesis; clarity on regulatory development path • Assess safety, PK, hepcidin, iron, hematologic parameters; % Hct and requirement for phlebotomy Phase 1 SAD/MAD in HV Initiated October 2023 Phase 1b in Sickle Cell Disease Demonstrate proof-of-mechanism • Mechanistic rationale for iron restriction as a disease-modifying (hepcidin, iron, hematologic parameters) therapy for SCD • Assess safety, PK, hepcidin, iron, hematologic parameters, hemolysis markers, and exploratory PROs Exploration of Other Indications Hereditary Hemochromatosis, Beta-Thalassemia, Myelodysplastic Syndromes Hct = hematocrit; HV = healthy volunteers 53

DISC-3405 Phase 1 Healthy Volunteer Study Overview Single-Ascending Dose Multiple-Ascending Dose 300 mg SC 150 mg SC 150 mg SC (Q4W) 75 mg SC (Q4W) 75 mg SC 37.5 mg SC 75 mg IV N=8 per Cohort (6 Active, 2 Placebo) Assessment of safety, PK, hepcidin, and iron after each dose level Key Endpoints/Measures: Iron, hepcidin, and other hematologic parameters, safety/tolerability CONFIDENTIAL 54

% Change from Baseline % Change from Baseline Updated DISC-3405 HV Data: Hepcidin, Iron, and PK DISC-3405 produced dose-related increases in serum hepcidin, with corresponding reductions in serum iron across all dose levels DISC-3405 resulted in deep reductions in serum iron (ranging from 50-80% from baseline) that were sustained and support a once-monthly SC dosing regimen PK/PD: 300 mg SC SAD PK/PD: 150 mg SC MAD 600 100000 600 100000 300 300 100 100 10000 10000 50 50 1000 1000 0 0 -50 -50 100 100 0 28 56 0 28 56 84 112 Time (Days) Time (Days) Dose 1 Dose 2 Hepcidin Serum Iron PK Source: EHA 2025 Poster 55 DISC-3405 (ng/mL) DISC-3405 (ng/mL)

Updated DISC-3405 HV Data: Hematologic Response Single and repeat dosing of DISC-3405 demonstrated meaningful reductions in hematologic parameters (reticulocyte hemoglobin, hemoglobin, and hematocrit) Reticulocyte Hemoglobin Hemoglobin Hematocrit 5 5 5 0 0 0 -5 -5 -5 -10 -10 -10 -15 -15 -15 0 28 56 84 112 126 0 28 56 84 112 126 0 28 56 84 112 126 Time (Days) Time (Days) Time (Days) Dose 1 Dose 2 Dose 1 Dose 2 Dose 1 Dose 2 SAD/MAD MAD SAD/MAD MAD SAD/MAD MAD 150 SC, MAD 300 SC, SAD Source: EHA 2025 Poster 56 % Change from Baseline % Change from Baseline % Relative Change from Baseline

DISC-3405: Iron Pulse Study in Healthy Volunteers Evaluating the effectiveness of DISC-3405 in inhibiting dietary iron uptake Study Design Conducted an iron pulse study to evaluate the effectiveness of DISC-3405 in inhibiting dietary iron uptake: • N=8 healthy volunteers received oral ferrous sulfate tablets • Two sequential placebo occasions, 1 week apart, to assess intra-participant iron absorption variability • Iron absorption assessed using AUC 0-6h 57

DISC-3405: Iron Pulse Study in Healthy Volunteers

Strong inhibition of iron absorption with DISC-3405

- DISC-3405 resulted in an average 94% reduction in iron absorption at Day 2 and 68% at Day 15
- Data confirms the mechanism of DISC-3405 and its ability to block dietary iron absorption, supporting the potential for treating iron overload conditions

Representative Serum Iron Profiles of One Participant*



Baseline 1 (B1)
Baseline 2 (B2)
Day 2 Post-DISC-3405 (D2)
Day 15 Post-DISC-3405 (D15)
Serum Iron (ug/dL)
250
200
150
100
50
0
0
2
4
6
Time after Iron Pulse (hr)

Average Hepcidin**



Hepcidin (ng/mL)
150
100
50
0
15
18
103
61
B1
B2
D1
D2
Study Period

Average Serum Iron**



Serum Iron AUC0-6h (%Change from Baseline)
500
400
300
200
100
0
-94%
-68%
B1
B2
D1
D2
Study Period

*Each dotted line represents the baseline for each group. $AUC_{0\text{-}6h}$ was determined for each group using respective baselines. A shaded example is shown for the B1 group.
**Data presented as mean ± SD. Value above bars are means/mean change from average baseline; Source: EHA 2025 Poster

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Sickle Cell Disease Phase 1b Study

Initiation anticipated by year end

Design



Dose escalation
Optional Maintenance
4 weeks
8 weeks
8 weeks
12 weeks
Screening
Cohort A
HbSC or HbSS
(n=12)
75 mg
X1 dose
150 mg
X1 dose
300 mg
X1 dose
300 mg
Q4W
4-week
safety
follow-up
Optional Cohort B (n≤12, HbSC or HbSS)
Dose to be determined

Sickle cell disease genotypes: HbSC = hemoglobin S and hemoglobin C; HbSS = homozygous hemoglobin S
At least 1/3 participants must be HbSC and at least 1/3 participants must be HbSS

Endpoints: Safety, PK, PD (hepcidin, iron, hematologic parameters, hemolysis markers)
Exploratory endpoints: PROs (pain, fatigue), changes in SCD complication rates

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Summary and Upcoming Objectives and Catalysts

	Summary	Objectives and Catalysts
Bitopertin Heme Synthesis Modulator	• Positive data across two Phase 2 studies and HELIOS data supports the durability of efficacy • Confirmatory APOLLO study initiated in May 2025 • NDA submitted September 29, 2025; CNPV designed to shorten review time to 1-2 months	• Potential approval late 2025-early 2026 • Accelerated commercialization activities
DISC-0974 Hepcidin Suppression	• Positive Phase 1b data in MF anemia with durable anemia responses in continuation phase • RALLY-MF Phase 2 study ongoing • Engaged mechanism in NDD-CKD anemia with variable hemoglobin; assessing options for program	• Initial data from RALLY-MF Phase 2 study in MF anemia • Initiation of Phase 2 study in IBD anemia anticipated in Q1 2026
DISC-3405 Hepcidin Induction	• Proof of mechanism achieved in healthy volunteers; data supportive of monthly SC dosing • Phase 2 PV study initiated • Iron pulse shows potential in iron overload diseases	• Initiation of Phase 1b study in SCD anticipated by end of year • Initial PV data expected in 2026 • Initial SCD data expected in 2026

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Thank You